EXHIBIT 10.1


                         COMMON STOCK PURCHASE AGREEMENT

                                 by and between

                     QWEST COMMUNICATIONS INTERNATIONAL INC.

                                       and

                           BELLSOUTH ENTERPRISES, INC.



                           Dated as of April 19, 1999

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                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE I

                   AGREEMENT TO PURCHASE AND SELL COMMON STOCK

1.1      Agreement to Purchase and Sell Common Stock..........................1

                                   ARTICLE II

                             CLOSING DATE; DELIVERY

2.1      Closing Date.........................................................1
2.2      Delivery.............................................................2

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1      Corporate Existence and Power........................................2
3.2      Authorization; Contravention.........................................3
3.3      SEC Documents........................................................3
3.4      Approvals............................................................4
3.5      Binding Effect.......................................................4
3.6      Financial Information................................................4
3.7      Absence of Certain Changes or Events.................................4
3.8      Litigation...........................................................5
3.9      Capitalization.......................................................5
3.10     Absence of Certain Agreements........................................5
3.11     No Broker............................................................6

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

4.1      Corporate Existence and Power........................................6
4.2      Authorization; Contravention.........................................6
4.3      Approvals............................................................6
4.4      Binding Effect.......................................................6
4.5      Investment...........................................................7
4.6      Disclosure of Information............................................7
4.7      Investment Experience................................................7
4.8      Accredited Investor Status...........................................7
4.9      Restricted Securities................................................7
4.10     Investigation........................................................7
4.11     No Broker............................................................8

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                                TABLE OF CONTENTS
                                  (CONTINUED)
                                                                            PAGE

                                    ARTICLE V

                    CONDITIONS TO OBLIGATION OF THE PURCHASER

5.1      Representations and Warranties.......................................8
5.2      Covenants............................................................8
5.3      HSR Act..............................................................8
5.4      No Order Pending.....................................................8
5.5      No Law Prohibiting or Restricting Sale of the Shares.................8
5.6      Registration Rights Agreement........................................8
5.7      Other Purchase Agreement.............................................8
5.8      Master Agreement.....................................................9
5.9      Opinion of Counsel...................................................9

                                   ARTICLE VI

                     CONDITIONS TO OBLIGATION OF THE COMPANY

6.1      Representations and Warranties.......................................9
6.2      Covenants............................................................9
6.3      HSR Act..............................................................9
6.4      No Order Pending.....................................................9
6.5      No Law Prohibiting or Restricting the Sale of the Shares.............9
6.6      Registration Rights Agreement........................................9
6.7      Other Purchase Agreement............................................10
6.8      Master Agreement....................................................10

                                   ARTICLE VII

                   COVENANTS OF THE PURCHASER AND THE COMPANY

7.1      Purchase Restrictions...............................................10
7.2      Sale Restrictions...................................................11
7.3      Other Restrictions..................................................12
7.4      Early Termination...................................................13
7.5      Strategic Sessions; Director........................................14
7.6      Company Actions.....................................................15

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.1      Certain Definitions.................................................15
8.2      Further Assurances..................................................17

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                                TABLE OF CONTENTS
                                  (CONTINUED)
                                                                            PAGE

8.3      Governing Law.......................................................18
8.4      Survival; Termination of Covenants..................................19
8.5      Successors and Assigns..............................................19
8.6      Amendments; Etc.....................................................19
8.7      Entire Agreement....................................................19
8.8      Notices.............................................................19
8.9      Fees, Costs and Expenses............................................20
8.10     Termination.........................................................20
8.11     Severability of Provisions..........................................21
8.12     Publicity...........................................................21
8.13     Headings and References.............................................21
8.14     Counterparts; Effectiveness.........................................21
8.15     Exclusive Jurisdiction..............................................21
8.16     Waiver of Jury Trial................................................22
8.17     Non-Recourse........................................................22

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                         COMMON STOCK PURCHASE AGREEMENT

         This COMMON STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made as of April 19, 1999, by and between BELLSOUTH ENTERPRISES, INC., a Georgia corporation (the "PURCHASER"), and QWEST COMMUNICATIONS INTERNATIONAL INC., a Delaware corporation (the "COMPANY").


                                    RECITALS

         A. The Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, 20,350,000 shares of the Company's Common Stock, $0.01 par value per share (the "COMMON STOCK"), on the terms and conditions set forth in this Agreement.

         B. Concurrently herewith, the Purchaser is entering into the Common Stock Purchase Agreement dated as of April 19, 1999 (the "OTHER PURCHASE AGREEMENT"), by and between the Purchaser and Anschutz Company, a Delaware corporation (the "PRINCIPAL STOCKHOLDER"), for the purchase of 16,650,000 shares of Common Stock (the "OTHER SHARES") on the terms and conditions set forth in the Other Purchase Agreement.

         C. Concurrently herewith, the Company and the Purchaser are entering into a Registration Rights Agreement dated as of even date herewith by and between the Company and the Purchaser (the "REGISTRATION RIGHTS AGREEMENT"), to provide for the registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the disposition of the shares of Common Stock purchased under this Agreement and the Other Purchase Agreement pursuant to the terms thereof.


                                    AGREEMENT

         The parties agree as follows:

                                   ARTICLE I
                   AGREEMENT TO PURCHASE AND SELL COMMON STOCK

                  1.1 AGREEMENT TO PURCHASE AND SELL COMMON STOCK. Upon the terms and subject to the conditions of this Agreement, the Company hereby agrees to sell to the Purchaser at the Closing (as defined in Section 2.1), and the Purchaser agrees to purchase from the Company at the Closing, 20,350,000 newly issued shares (each, a "SHARE" and collectively, the "SHARES") of Common Stock at $94.50 per Share for an aggregate purchase price of $1,923,075,000.00 (the "PURCHASE PRICE").

                                   ARTICLE II
                             CLOSING DATE; DELIVERY

                  2.1 CLOSING DATE. The Closing of the purchase and sale of the Shares hereunder (the "CLOSING") shall be held at the offices of the Company at 10:00 a.m. on the third business day after the satisfaction or waiver of the conditions set forth in Articles V and VI, or at

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such other time and place as the Company and the Purchaser  mutually agree,  and shall be held simultaneously with the closing of the Other Purchase Agreement (the date of the Closing being hereinafter referred to as the "CLOSING DATE").

                  2.2 DELIVERY. At the Closing, the Company will deliver to the Purchaser a certificate or certificates representing the Shares against payment of the aggregate Purchase Price by wire transfer of immediately available funds to an account designated by the Company. The certificate or certificates representing the Shares shall be subject to a legend restricting transfer under the Securities Act and referring to restrictions on transfer herein, such legend to be substantially as follows:


                  "The shares  represented  by this  certificate  have
         been acquired for investment and have not been registered under the Securities Act of 1933, as amended. Such shares may not be sold or transferred in the absence of such registration or an opinion of counsel reasonably satisfactory to the Company as to the availability of an exemption from registration.

                  The shares represented by this certificate are subject to restrictions on transfer, including any sale, pledge or other hypothecation, set forth in an agreement dated as of April 19, 1999, between the Company and BellSouth Enterprises, Inc., a copy of which agreement may be obtained at no cost by written request made by the holder of record of this certificate to the secretary of the Company at the Company's principal executive offices."


         The Company agrees to remove from the Shares (or from the Other Shares, as the case may be), (1) the legend set forth in the second preceding paragraph in connection with a transfer pursuant to an effective Registration Statement (as defined in the Registration Rights Agreement) or upon receipt of an opinion of counsel in form and substance reasonably satisfactory to the Company that the Shares are eligible for transfer without registration under the Securities Act (or, as the case may be, the legend set forth in the corresponding paragraph of the Other Purchase Agreement in connection with a transfer pursuant to an effective Registration Statement or upon receipt of an opinion of counsel in form and substance reasonably satisfactory to the Company and the Seller that the Other Shares are eligible for transfer without registration under the Securities Act), and (2) the legend set forth in the immediately preceding paragraph at such time as the Shares may be transferred in compliance with
Article VII or upon the termination of the covenants of Article VII (or, as the case may be, the legend set forth in the corresponding paragraph of the Other Purchase Agreement at such time as the Other Shares may be transferred in compliance with Article VII hereof or upon the termination of the covenants of
Article VII hereof).

                             ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Purchaser as follows:

                  3.1 CORPORATE EXISTENCE AND POWER. The Company (1) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware,

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(2) has all necessary  corporate power and authority and all material  licenses, authorizations, consents and approvals required to own, lease, license or use its properties now owned, leased, licensed or used and proposed to be owned, leased, licensed or used and to carry on its business as now conducted and proposed to be conducted, (3) is duly qualified as a foreign corporation under the laws of each jurisdiction in which qualification is required either to own, lease, license or use its properties now owned, leased, licensed or used or to carry on its business as now conducted, except where the failure to effect or
obtain  such  qualification,   individually  or  in  the  aggregate,  would  not
reasonably be expected to have a Material Adverse Effect (as defined in Section 8.1) on the Company, and (4) has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                  3.2   AUTHORIZATION; CONTRAVENTION.

                  (a) The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations under this Agreement, and the authorization, sale, issuance and delivery of the Shares hereunder, have been duly authorized by all necessary corporate action and do not and will not contravene, violate, result in a breach of or constitute a default under, (1) its certificate of incorporation or bylaws, (2) any regulation of any Governmental Entity (as defined in Section 8.1) or any decision, ruling, order or award of any arbitrator by which it or any of its properties may be bound or affected, or (3) any agreement, indenture or other instrument to which it is a party or by which it or its properties may be bound or affected, except in each case referred to in the preceding clauses for contraventions, violations, breaches or defaults that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company, or materially impair or restrict the Company's power to perform its obligations as contemplated under said agreements. Upon their issuance and delivery pursuant to this Agreement, the Shares will be validly issued, fully paid and nonassessable and free and clear of any liens. The issuance and sale of the Shares will not give rise to any preemptive rights, rights of first refusal or other rights to acquire Common Stock on behalf of any Person (as defined in Section 8.1).

                  (b) The Board of Directors of the Company, by resolutions duly adopted at a meeting duly called and held and not subsequently rescinded or modified in any way, has duly approved (the "BOARD APPROVAL") for all purposes, including for purposes of Section 203 of the Delaware General Corporation Law ("DGCL SS.203"), (1) this Agreement; (2) the issuance of the Shares to the Purchaser, (3) the acquisition by the Purchaser of the Shares and the Other Shares, (4) if the Purchaser shall acquire the Shares pursuant to this Agreement, the acquisition by the Purchaser of any additional shares (or percentage ownership) of Common Stock as and to the extent permitted or contemplated under Sections 7.1(a) or (b) of this Agreement, and (5) the other transactions contemplated hereby.

                  3.3 SEC DOCUMENTS. The Company has filed with the Securities and Exchange Commission (the "SEC") all reports, schedules, forms, statements and other documents required by the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to be filed by the Company since June 27, 1997 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "COMPANY SEC DOCUMENTS"). As of their respective dates, except to the extent revised or superseded by a subsequent filing with the SEC on or before the date of this

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Agreement,  the  Company  SEC  Documents  filed by the  Company  complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and none of the Company SEC Documents (including any and all financial statements included therein) filed by the Company as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in the Company SEC Documents, neither the Company nor any of its subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which would reasonably be expected to have a Material Adverse Effect on the Company.

                  3.4 APPROVALS. In reliance on the representations of the Purchaser contained in Sections 4.5, 4.7, 4.8 and 4.9, no consent, approval or authorization of or designation, declaration or filing with any Governmental Entity on the part of the Company is required in connection with the due execution and delivery of this Agreement, or the offer, sale or issuance of the Shares (or the sale of the Other Shares pursuant to the Other Purchase Agreement), except for (a) those required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), (b) such filings as may be required to be made with the SEC and the National Association of Securities Dealers, Inc. (the "NASD"), and (c) such filings as may be required to be made with certain state agencies.

                  3.5 BINDING EFFECT. This Agreement constitutes the legally valid and binding obligation of the Company enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

                  3.6 FINANCIAL INFORMATION. The consolidated balance sheet of the Company and its consolidated subsidiaries as of December 31, 1998, and the related consolidated statements of operations and stockholders' equity and cash flows for the fiscal year then ended, reported on by KPMG Peat Marwick LLP, true and complete copies of which have been delivered to the Purchaser, comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of that date and their consolidated results of operations and cash flows for the year then ended.

                  3.7 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Company SEC Documents filed, or as otherwise publicly disclosed, prior to the date hereof, since December 31, 1998, there has not been
(1) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) with respect to any of the Company's capital stock, (2) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (3) any damage, destruction or loss of

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property,  whether or not covered by insurance,  that has or would reasonably be expected to have a Material Adverse Effect on the Company, (4) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities, or business, except insofar as may have been required by a change in GAAP or (5) any event or state of facts that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on the Company.

                  3.8   LITIGATION.

                  (a) There is no action, suit or proceeding pending or, to the Company's knowledge, threatened against the Company or any of its subsidiaries that (1) impairs (or, if successful, would so impair) in any material respect the ability of the Company to perform its obligations under this Agreement and the Registration Rights Agreement (or the ability of the Principal Stockholder to perform its obligations under the Other Purchase Agreement), or (2) restricts in any material respect or prohibits (or, if successful, would so restrict or prohibit) the sale of the Shares to the Purchaser (or the sale of the Other Shares under the Other Purchase Agreement).

                  (b) Except as disclosed in the Company SEC Documents filed with the SEC on or prior to the date hereof, there is no action, suit or proceeding pending or, to the Company's knowledge, threatened against the Company or any of its subsidiaries that, individually or in the aggregate, if determined adversely to any of them, would reasonably be expected to have a Material Adverse Effect on the Company.

                  3.9   CAPITALIZATION.

                  (a) As of the date of this Agreement, the authorized capital stock of the Company consists of 600,000,000 shares of the Common Stock and 25,000,000 shares of preferred stock, par value $0.01 per share, of the Company (the "COMPANY PREFERRED STOCK").

                  (b) As of March 31, 1999, there were (1) 350,735,529 shares of the Common Stock issued and outstanding, (2) no shares of the Common Stock held in the treasury of the Company, (3) no shares of the Company Preferred Stock issued and outstanding, (4) 40,725,059 shares of the Common Stock reserved for issuance upon exercise of outstanding stock options issued by the Company to current or former employees and directors of the Company and its subsidiaries, and (5) 10,163,380 shares of the Common Stock reserved for issuance upon exercise of authorized but unissued stock options.

                  (c) All outstanding shares of the Common Stock are duly authorized, validly issued, fully paid and nonassessable, free from any liens created by the Company with respect to the issuance and delivery thereof and not subject to preemptive rights.

                  (d) No Person (other than the Purchaser and the Principal Stockholder) has the right to cause the Company to register shares of Common Stock on a registration statement filed pursuant to the Registration Rights Agreement.

                  3.10 ABSENCE OF CERTAIN AGREEMENTS. There are no material discussions between the Company and any Person that, as of the date hereof, would reasonably be expected

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to lead  to an  agreement  within  30  days  after  the  date  hereof  for (1) a transaction resulting in a Change of Control, (2) a transaction involving the Company that would include the acquisition of Beneficial Ownership by a Person of more than 5% of the outstanding Voting Stock (as defined in Section 8.1), or
(3) the acquisition by the Company of any business for an aggregate purchase price (including assumption of indebtedness) of at least $1,500,000,000.00.

                  3.11 NO BROKER. The Company has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Company hereby agrees to indemnify and hold harmless the Purchaser from and against all fees, commissions or other payments owing to any party acting on behalf of the Company hereunder.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser hereby represents and warrants to the Company as follows:

                  4.1 CORPORATE EXISTENCE AND POWER. The Purchaser (1) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Georgia, (2) has all necessary corporate power and authority and all material licenses, authorizations, consents and approvals required to own, lease, license or use its properties now owned, leased, licensed or used and proposed to be owned, leased, licensed or used and to carry on its business as now conducted and proposed to be conducted, (3) is duly qualified as a foreign corporation under the laws of each jurisdiction in which qualification is required either to own, lease, license or use its properties now owned, leased, licensed or used or to carry on its business as now conducted, except where the failure to effect or obtain such qualification, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Purchaser, and (4) has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                  4.2 AUTHORIZATION; CONTRAVENTION. The execution and delivery by the Purchaser of this Agreement and the performance by the Purchaser of its obligations under this Agreement, have been duly authorized by all necessary corporate action and do not and will not contravene, violate, result in a breach of or constitute a default under, (1) its articles of incorporation or bylaws, or (2) any regulation of any Governmental Entity or any decision, ruling, order or award of any arbitrator by which it or any of its properties may be bound or affected, except in each case referred to in the preceding clauses for contraventions, violations, breaches or defaults that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Purchaser.

                  4.3 APPROVALS. No consent, approval or authorization of or designation, declaration or filing with any Governmental Entity on the part of the Purchaser is required in connection with the due execution and delivery of this Agreement, or the acquisition of the Shares by Purchaser, except for (a) those required under the HSR Act, and (b) such filings as may be required to be made with the SEC.

                  4.4 BINDING EFFECT. This Agreement constitutes the legally valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, except as may be

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limited by bankruptcy, insolvency,  reorganization,  moratorium or other similar laws relating to or affecting creditors' rights generally and general principles
of   equity,   including,   without   limitation,   concepts   of   materiality,
reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

                  4.5 INVESTMENT. The Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations and warranties contained herein.

                  4.6 DISCLOSURE OF INFORMATION. The Purchaser has had full access to all information it considers necessary or appropriate to make an informed investment decision with respect to the Shares to be purchased by the Company under this Agreement. The Purchaser further has had an opportunity to ask questions and receive answers from the Purchaser regarding the terms and conditions of the offering of the Shares and to obtain additional information necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

                  4.7 INVESTMENT EXPERIENCE. The Purchaser understands that the purchase of the Shares involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment.

                  4.8   ACCREDITED   INVESTOR   STATUS.   The  Purchaser  is  an
"accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

                  4.9 RESTRICTED SECURITIES. The Purchaser understands that the Shares to be purchased by the Purchaser hereunder are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                  4.10 INVESTIGATION. The Purchaser has conducted its own investigation of the Company and hereby acknowledges that the only representations and warranties of the Company in connection with the Purchaser's investment are those expressly made by the Company in Article III of this Agreement, and the Company hereby acknowledges that such representations and warranties are unaffected by the Purchaser's investigation of the Company.

                  4.11 NO BROKER. The Purchaser hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any party acting on behalf of the Purchaser hereunder.

                                   ARTICLE V
                    CONDITIONS TO OBLIGATION OF THE PURCHASER

         The Purchaser's obligation to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

                  5.1 REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company contained in Article III will be true and correct on and as of the date hereof and (except to the extent such representations and warranties speak as of a particular date) true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; PROVIDED, HOWEVER, that for purposes of this Section 5.1 only, the representations and warranties contained in Sections 3.1, 3.3, 3.6, 3.7, 3.8(b) and 3.10 shall be deemed to be true and correct on and as of the Closing Date unless the failure or failures of such representations and warranties to be so true and correct (without regard to materiality qualifiers contained therein), individually or in the aggregate, results or would reasonably be expected to result in a Material Adverse Effect on the Company. The Purchaser shall have received a certificate signed by an officer of the Company to such effect on the Closing Date.

                  5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects. The Purchaser shall have received a certificate signed by an officer of the Company to such effect on the Closing Date.

                  5.3 HSR ACT. The waiting period (and any extensions thereof) under the HSR Act applicable to the transactions contemplated hereby shall have expired or been terminated.

                  5.4 NO ORDER PENDING. There shall not then be in effect any order enjoining or restraining the sale and purchase of the Shares.

                  5.5 NO LAW PROHIBITING OR RESTRICTING SALE OF THE SHARES. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale and purchase of the Shares, or requiring any consent or approval of any Person which shall not have been obtained to sell and purchase the Shares, with full benefits afforded the Common Stock.

                  5.6 REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement shall not have been terminated.

                  5.7 OTHER PURCHASE AGREEMENT. The Purchaser and the Principal Stockholder shall have consummated the acquisition by the Purchaser of 16,650,000 shares of Common Stock from the Principal Stockholder pursuant to the terms of the Other Purchase Agreement (unless such acquisition shall not have been consummated as a result of a breach by the Purchaser thereunder).

                  5.8 MASTER AGREEMENT. The Master Agreement dated April 19, 1999, by and between the Company and the Purchaser (the "MASTER AGREEMENT") shall not have been terminated (or notice of termination provided) in accordance with the terms thereof.

                  5.9 OPINION OF COUNSEL. The Purchaser shall have received an opinion dated as of the Closing Date of O'Melveny & Myers LLP, counsel to the Company, substantially in the form attached hereto as EXHIBIT A.

                                   ARTICLE VI
                     CONDITIONS TO OBLIGATION OF THE COMPANY

         The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

                  6.1   REPRESENTATIONS AND WARRANTIES.  The representations and
warranties of the Purchaser contained in Article IV will be true and correct on and as of the date hereof and (except to the extent such representations and warranties speak as of a particular date) true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; PROVIDED, HOWEVER, that for purposes of this Section 6.1 only, such representations and warranties shall be deemed to be true and correct on and as of the Closing Date unless the failure or failures of such representations and warranties to be so true and correct (without regard to materiality qualifiers contained therein), individually or in the aggregate, results or would reasonably be expected to result in a Material Adverse Effect on the Purchaser. The Company shall have received a certificate signed on behalf of the Purchaser by an officer of the Purchaser to such effect on the Closing Date.

                  6.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects. The Company shall have received a certificate signed on behalf of the Purchaser by an officer of the Purchaser to such effect on the Closing Date.

                  6.3 HSR ACT. The waiting period (and any extensions thereof) under the HSR Act applicable to the transactions contemplated hereby shall have expired or been terminated.

                  6.4 NO ORDER PENDING. There shall not then be in effect any order enjoining or restraining the sale and purchase of the Shares.

                  6.5 NO LAW PROHIBITING OR RESTRICTING THE SALE OF THE SHARES. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale and purchase of the Shares, or requiring any consent or approval of any Person which shall not have been obtained to sell and purchase the Shares.

                  6.6 REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement shall not have been terminated.

                  6.7 OTHER PURCHASE AGREEMENT. The Purchaser and the Principal Stockholder shall have consummated the acquisition by the Purchaser of 16,650,000 shares of Common Stock from the Principal Stockholder pursuant to the terms of the Other Purchase Agreement (unless such acquisition shall not have been consummated as a result of a breach by the Principal Stockholder thereunder).

                  6.8 MASTER AGREEMENT. The Master Agreement shall not have been terminated (or notice of termination provided) in accordance with the terms thereof.

                                   ARTICLE VII
                   COVENANTS OF THE PURCHASER AND THE COMPANY

                  7.1   PURCHASE RESTRICTIONS.

                  (a) Other than pursuant to the transactions contemplated by this Agreement and the Other Purchase Agreement, the Purchaser shall not, and shall not cause or permit its Affiliates or any Group (as defined in Section 8.1) including the Purchaser or any of its Affiliates to, acquire shares of the Common Stock, which when combined with shares of the Common Stock then owned by the Purchaser and its subsidiaries would result in the Purchaser Beneficially Owning (as defined in Section 8.1) more than 20% of the shares of the Common Stock then issued and outstanding (the "STANDSTILL CAP"), except pursuant to a transaction or series of transactions at prices and on terms approved by the Board of Directors of the Company; PROVIDED, HOWEVER, that (1) if the Company or the Principal Stockholder sells to any Person or Group shares of Common Stock such that, as a result of such sale such Person or Group would Beneficially Own more than 5% of the shares of the Common Stock then issued and outstanding and such Person or Group is subject to an agreement with the Company or the Principal Stockholder restricting or prohibiting the acquisition of Beneficial Ownership of additional shares of Common Stock, the Standstill Cap will be increased to that maximum percentage of shares of Voting Stock the Beneficial Ownership of which such other Person or Group is permitted to acquire pursuant to such agreement (to the extent it exceeds the Standstill Cap), and (2) if the Company or the Principal Stockholder sells to any Person or Group a number of shares of Common Stock such that, to the actual knowledge of the Company or the Principal Stockholder (as applicable) at the time of such sale, as a result of such sale such Person or Group would Beneficially Own more than 10% of the shares of the Common Stock then issued and outstanding and such Person or Group is not subject to an agreement with the Company or the Principal Stockholder (as applicable) restricting or prohibiting the acquisition of Beneficial Ownership of additional shares of Common Stock, the Standstill Cap will be terminated; provided, further, that clause (2) of the foregoing proviso shall not apply with respect to, and the Standstill Cap shall not terminate upon, issuances or sales of Common Stock (A) in connection with acquisitions by the Company of all the outstanding equity securities, or all or substantially all the assets, of a Person in one or more transactions, or (B) to any Person required under Section 13(f) of the Exchange Act to file a Form 13F with respect to the Company or to a Person who, as a result of such Transfer, would become a Form 13F Filer (a "FORM 13F FILER").

                  (b) Nothing in this Section 7.1 shall require the Purchaser or its subsidiaries to transfer any shares of Common Stock if the aggregate percentage ownership of the Purchaser and its subsidiaries is increased as a result of any action taken by the Company or its subsidiaries including, without limitation, by reason of any reclassification, recapitalization, stock split, reverse stock split, combination or exchange of shares, redemption, repurchase or cancellation of shares or any other similar transaction.

                  (c)   Notwithstanding  the  Board  Approval  as set  forth  in
Section 3.2(b), as a matter of contract under this Agreement, and not under the provisions of DGCL ss.203, the Purchaser hereby agrees that if the Closing occurs and the Shares are acquired by the Purchaser, pursuant to this Agreement, the Purchaser will be subject to all of the terms and restrictions set forth in DGCL ss.203, and will be entitled to all of the rights set forth in DGCL ss.203, to the extent applicable to the Purchaser by the terms of DGCL ss.203, in each case as if the terms of DGCL ss.203 were set forth in their entirety in this
Section 7.1(c); PROVIDED, HOWEVER, that for purposes hereof, the term "interested stockholder" as set forth in DGCL ss.203 shall be deemed to refer to "20%" in all cases where it in fact refers to "15%." The present and future stockholders of the Company (or any successor corporation) are hereby expressly made third-party beneficiaries of the provisions of this Section 7.1(c).

                  (d) In the event that the Company shall adopt a stockholder rights plan with provisions that are triggered by the acquisition of Beneficial Ownership (or any similar concept) of a specified percentage of the Company's Common Stock (a "TRIGGER PERCENTAGE"), the Company agrees that, for purposes of determining application of the stockholder rights plan to the Purchaser, the plan will be deemed to refer to "20%" in all cases where it in fact refers to any Trigger Percentage that is below 20%.

                  7.2   SALE RESTRICTIONS.

                  (a) The Purchaser shall not, and shall not cause or permit its Affiliates or any Group including the Purchaser or any of its wholly-owned subsidiaries to directly or indirectly offer, sell, transfer, assign, exchange, grant an option to purchase, encumber, pledge, hypothecate or otherwise dispose of the Beneficial Ownership of shares of Common Stock, whether in one or more transactions (any such act or series of acts, a "TRANSFER"), except in compliance with all applicable requirements of law and upon the receipt of necessary approvals of any Governmental Entity.

                  (b) Until the earlier of (x) the second anniversary of the Closing Date, and (y) 60 days after termination of the Master Agreement (other than by reason of breach thereof by the Purchaser), but in no event earlier than fourteen months after the Closing Date (such date, the "SALE RESTRICTION TERMINATION DATE"), the Purchaser shall not, and shall not cause or permit its subsidiaries or any Group including the Purchaser or any of its subsidiaries to, directly or indirectly Transfer any shares of Common Stock, other than in one or more of the following transactions: (1) a Transfer pursuant to a tender offer or exchange offer subject to Section 14 of the Exchange Act (or any successor provision) (an "OFFER") for outstanding shares of Common Stock that the Company has not, within 10 days of the commencement thereof (or such longer period as may then be permitted under applicable law for the Company's initial recommendation with respect to such Offer), publicly recommended that such Offer not be accepted; and (2) any other Transfer which has been approved by the Board of Directors of the Company.

                  (c) From and after the Sale Restriction Termination Date, the Purchaser shall not, and shall not cause or permit its subsidiaries or any Group including the Purchaser or any of its subsidiaries to directly or indirectly Transfer any shares of Common Stock to any Person that, to the actual knowledge of the Purchaser, would result in such Person Beneficially Owning more than 5% of the shares of Common Stock then issued and outstanding, except (1) pursuant to a transaction or series of transactions at prices and on terms approved by the Board of Directors of the Company, (2) pursuant to an underwritten offering, or (3) to a Form 13F Filer.

                  (d) From and after the Sale Restriction Termination Date, the Purchaser shall not, and shall not cause or permit its Affiliates or any Group including the Purchaser or any of its Affiliates to directly or indirectly Transfer (1) more than 9,250,000 shares of Common Stock in the aggregate in any calendar quarter, or (2) in any event, more than 4,625,000 shares of Common Stock in the aggregate in any calendar month, in each case, except (A) pursuant to a transaction or series of transactions at prices and on terms approved by the Board of Directors of the Company, or (B) if such Transfer is pursuant to an underwritten public offering, the Purchaser, such Affiliate or such Group may Transfer 18,500,000 shares, in the aggregate, less any Shares otherwise Transferred in any calendar quarter in which the underwritten public offering occurs.

                  (e) Subject to Section 7.2(a), nothing in this Agreement (including, without limitation, Section 7.2(d)) shall prevent or restrict the Purchaser and its Affiliates from Transferring any Shares (1) to and among each other, provided that any such transferee shall agree in writing to be bound hereby, or (2) to the Principal Stockholder or its Affiliates.

                  7.3   OTHER RESTRICTIONS.

                  (a) Neither the Purchaser nor any of its subsidiaries shall, without the approval of the Board of Directors of the Company, (1) make any public comment or proposal with respect to any Acquisition Proposal involving the Company, (2) become a member of a Group (other than a Group comprised solely of the Purchaser and its subsidiaries) with respect to the Common Stock or other equity securities of the Company, (3) solicit proxies or initiate, propose or become a participant in a solicitation (as such terms are defined in Regulation 14A under the Exchange Act) with respect to the Company in opposition to any matter which has been recommended by the Board of Directors of the Company or in favor of any matter which has not been approved by the Board of Directors of the Company, (4) enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing, or (5) disclose to any third party any intention, plan or arrangement inconsistent with the foregoing. Notwithstanding the foregoing, the Purchaser or its Affiliates may make an Acquisition Proposal (as defined in Section 8.1) to the Board of Directors of the Company which is subject to approval by the Board of Directors of the Company and which does not require the Company to make a public announcement. Other than as set forth in the immediately preceding sentence, neither the Purchaser nor its Affiliates shall, without approval of the Board of Directors, take any actions with respect to any Acquisition Proposal (including any Acquisition Proposal made by the Purchaser or its Affiliates) that would require the Company to make a public announcement.

                  (b) Notwithstanding anything in this Agreement to the contrary, (1) if the Company or the Principal Stockholder sells to any Person or Group (other than the Principal Stockholder or its Affiliates) shares of Common Stock such that, as a result of such sale such Person or Group would Beneficially own more than 5% of the shares of the Common Stock then issued and outstanding, and such Person or Group is subject to an agreement with the Company restricting or prohibiting the actions of such Person or Group in respect of matters similar to those addressed in Section 7.3(a), the provisions of Section 7.3(a) (and those of Section 8.4 relating thereto) will be revised to be the same as the corresponding provisions of such Person's or Group's standstill provision to the extent that such revisions would cause the Purchaser's standstill provisions to be less restrictive to the Purchaser, and
(2) if the Company or the Principal Stockholder sells to any Person or Group (other than the Principal Stockholder or its Affiliates) shares of Common Stock such that, as a result of such sale such Person or Group would Beneficially own 10% or more of the shares of the Common Stock then issued and outstanding, and such Person or Group is not subject to an agreement with the Company restricting or prohibiting the actions of such Person or Group in respect of matters similar to those addressed in Section 7.3(a), the provisions of Section 7.3(a) (and those of Section 8.4 relating thereto) will terminate.

                  (c) The Company shall provide the Purchaser with written notice of the occurrence of any of the events set forth in the first proviso of
Section 7.1(a), or in Section 7.3(b).

                  7.4 EARLY TERMINATION. Notwithstanding anything in this Agreement to the contrary, the obligations that the Purchaser and its Affiliates and representatives have under Sections 7.1 (other than Section 7.1(c)), 7.2 (other than Section 7.2(d)) and 7.3 will terminate upon, without further action by any Person the earliest to occur of (1) the public announcement by or on behalf of any Person or Group (other than the Purchaser and its Affiliates) of the commencement of an Offer to acquire Beneficial Ownership of outstanding shares of Common Stock such that after such acquisition such Person or Group would Beneficially Own more than 30% of the outstanding shares of Voting Stock, but only if (A) the Company has not, within 10 days after announcement of such Offer (or such longer period as may then be permitted under applicable law for the Company's initial recommendation with respect to such Offer), publicly recommended that such Offer not be accepted, or (B) all of the material conditions to such Offer relating to the elimination or satisfaction of the material defensive provisions established by the Company, including any rights plan or similar defensive provision of the Company, have been satisfied or waived; (2) the receipt by the Company of an Acquisition Proposal from any Person or Group (other than the Purchaser and its Affiliates), but only if the Company has not, within 10 days after receipt of such Acquisition Proposal, rejected such Acquisition Proposal; (3) the public announcement by or on behalf of any Person or Group (other than the Purchaser and its Affiliates) of the commencement of a bona fide proxy or consent solicitation subject to Section 14 of the Exchange Act (or any successor provision) to elect or remove a majority of the directors of the Company which is not, within 10 days after the announcement of such proxy or consent solicitation (or such longer period as may then be permitted under applicable law for the Company's initial recommendation with respect to such Offer if such a period is specified) publicly opposed by the Company's Board of Directors and which would, if successful, result in a change in the composition of a majority of the Board of Directors of the Company; (4) the occurrence of a Change of Control (as defined in Section 8.1) of the Company; (5) the acceptance or approval by the Company of an Acquisition Proposal or recommendation by the Company that an Offer be accepted; (6) the public announcement by the Company that it is "for sale"; (7) the execution of a definitive agreement with any Person or Group (other than the Principal Stockholder or its Affiliates) to acquire shares of Common Stock such that, as a result of such acquisition such Person or Group would Beneficially Own more than 30% of the shares of the Common Stock then issued and outstanding, and (8) the execution of a definitive agreement with any Person or Group (other than the Principal Stockholder or its Affiliates) to acquire shares of Common Stock such that, as a result of such acquisition such Person or Group would Beneficially Own more than 20% of the shares of Common Stock of the Company and at such time the Principal Stockholder and its Affiliates Beneficially Own less than 20% of the shares of Common Stock of the Company. The Company shall provide the Purchaser with prompt written notice of the occurrence of any of the events set forth in (i) Section 7.4(1)(B), (ii) the receipt by the Company of an Acquisition Proposal from any Person or Group (such notice to be provided within 10 days after receipt thereof, but without disclosing the terms thereof or the identity of such Person or Group), (iii) Section 7.4(4), (iv) Section 7.4(5), or
(v) Section 7.4(6).

                  7.5   STRATEGIC SESSIONS; DIRECTOR.

                  (a)   Prior  to the  Regulatory  Relief  Date (as  defined  in
Section 8.1), the Purchaser shall be entitled to designate, at its option, a representative (the "PURCHASER REPRESENTATIVE") to meet (telephonically or otherwise) periodically, but not less frequently than once every three months, with the Chairman of the Board, Chief Executive Officer or President of the Company (the "COMPANY REPRESENTATIVE"). The Company shall make the sole determination as to the identity of the Company Representative and shall give the Purchaser 15 days notice of who the Company Representative shall be, and the Purchaser Representative will be an executive of equivalent or higher seniority of BellSouth Corporation. The Company Representative shall also provide to Purchaser Representative of all materials delivered to the Company's Board of Directors (other than those he deems to be inappropriate), and promptly (but in any event within 3 business days) following any meeting of the Company's Board of Directors, shall discuss with the Purchaser Representative the general matters covered in such meeting of the Board of Directors, in each case, subject to the proviso in the next sentence. At such meeting between the Company Representative and the Purchaser Representative, the Company Representative will disclose to the Purchaser Representative in all material respects the substance of any discussions relating to the strategic plans of the Company that took place among the Company's Board of Directors at any regular or special meeting since the date of the last meeting between the Purchaser Representative and the Company Representative; PROVIDED, HOWEVER, that (1) the Purchaser shall agree to keep strictly confidential any information relating to the Company that the Purchaser Representative shall obtain in connection with the foregoing, and shall (A) not disclose such information, in whole or in part, to any Person other than the Chairman of the Board, Chief Executive Officer, President, Executive Vice Presidents, Vice President of Corporate Development or General Counsel of BellSouth Corporation (the "KEY OFFICIALS") for any reason whatsoever, and (B) inform the Purchaser Representative and the Key Officials of the confidential nature of such information and of applicable securities laws and other laws in connection therewith (or, subject to Section 7.5(c), at any time thereafter, in the case of the resignation or removal of the Purchaser Director); and (2) the Company Representative shall not be obligated to disclose to the Purchaser Representative (A) sensitive competitive information of the Company or (B) any other information if doing so could, in the judgment of the Company Representative, violate any obligation or duty (whether contractual, statutory, fiduciary or otherwise) to which the Company or its officers, directors or employees were then subject (including, without limitation, obligations of confidentiality) or otherwise subject the Company or any of such Persons to any liability or otherwise materially and adversely affect the interests of the Company.

                  (b) After the Regulatory Relief Date (or, subject to Section 7.5(c), at any time thereafter, in the case of the resignation or removal of the Purchaser Director), the Purchaser shall be entitled to designate, at its option, one individual who shall be reasonably satisfactory to the Company at time of initial designation (the "PURCHASER DIRECTOR"). Promptly following such designation, the Board of Directors of the Company will take all action necessary to elect the Purchaser Director as a member of the Board of Directors of the Company, and thereafter the Company shall continue to nominate the Purchaser Director, solicit proxies and otherwise encourage his re-election, in each case to the extent it takes such action with respect to the other directors, to serve until such time as provided in Section 7.5(c). The Purchaser Director shall not be entitled to receive (A) sensitive competitive information of the Company or (B) any other information if doing so could, in the judgment of the Chairman or Chief Executive Officer of the Company, violate any obligation or duty (whether contractual, statutory, fiduciary or otherwise) to which the Company or its officers, directors or employees were then subject (including, without limitation, obligations of confidentiality) or otherwise subject the Company or any of such Persons to any liability or otherwise materially and adversely affect the interests of the Company.

                  (c)   Notwithstanding   anything  in  this  Agreement  to  the
contrary, the obligations that the Company and its Affiliates and representatives have under this Section 7.5 will terminate, without further action by any Person, upon the earliest to occur of (1) termination of the Master Agreement, and (2) the Transfer by the Purchaser of more than 9,250,000 shares of Common Stock. At such time, or if earlier requested to do so by the Chairman of the Board of Directors of the Company, the Purchaser Director, if any, shall promptly resign his position as a member of the Company's Board of Directors.

                  7.6 COMPANY ACTIONS. The Company shall not repurchase Shares of Common Stock, reorganize its capital structure or take other similar action such that, as a result of such action, the Purchaser shall Beneficially Own more than 10% of the Shares of Common Stock then issued and outstanding.

                                  ARTICLE VIII
                                  MISCELLANEOUS

                  8.1   CERTAIN DEFINITIONS.  As used in this Agreement:

                  (a) The term "ACQUISITION PROPOSAL" shall mean a bona fide written proposal received by the Company from any Person or Group that contemplates a transaction which, if effected, would constitute a Change of Control of the Company.

                  (b) The term "AFFILIATE" shall have the meaning given such term in Rule 12b-2 under the Exchange Act.

                  (c) The terms "BENEFICIAL OWNERSHIP" and "BENEFICIAL OWNER" shall have the meanings given such terms in Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder.

                  (d) The term "CHANGE OF CONTROL" shall mean (1) an acquisition of, or the entering into of a definitive agreement with the Company to acquire, Voting Stock by a Person or Group (other than the Principal Stockholder or its Affiliates) in a purchase or transaction or series of purchases or transactions if immediately thereafter such Person or Group has, or would have, Beneficial Ownership of more than 50% of the combined voting power of the Company's then outstanding Voting Stock; (2) the execution of an agreement providing for a tender offer, merger, consolidation or reorganization, or series of such related transactions involving the Company, unless both (x) the stockholders of the Company, immediately after such transaction or transactions shall Beneficially Own at least 50% of the Voting Stock of the Company (or, if the Company shall not be the surviving company in such merger, consolidation or reorganization, such surviving company), and (y) the Company is not subject to an agreement that contemplates that individuals who are then directors of the Company (or individuals designated by the Company at or before the closing of such transaction) shall constitute less than a majority of the directors of the Company (or such surviving company, as the case may be) after the closing of such transaction; (3) a change or changes in the membership of the Company's Board of Directors which represent a change of a majority or more of such membership during any twelve month period (unless such change or changes in membership are caused by the actions of the then existing Board of Directors and do not occur within twelve months of the commencement, threat or proposal of an Election Contest (as such term is defined in Rule 14a-11 of Regulation 14A under the Exchange Act), tender offer or other transaction which would constitute a Change of Control under (1) or (2) of this Section 8.1(b)); (4) a sale of all or substantially all of the Company's assets; or (5) an Insolvency Proceeding (as defined in Section 8.1).

                  (e) The term "GOVERNMENTAL ENTITY" shall mean any agency, bureau, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state, county or local, domestic or foreign.

                  (f) The term "GROUP" shall have the meaning given such term in Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder.

                  (g) The term "INSOLVENCY PROCEEDING" shall mean (1) an assignment for the benefit of creditors, (2) the filing by the Company of a petition to have the Company adjudged insolvent, bankrupt or seeking a reorganization or liquidation under any law relating to bankruptcy, insolvency or receivership, (3) an appointment of a receiver or trustee for all or substantially all of the assets of the Company unless appointed without the Company's consent, in which case if after 60 days such appointment has not been vacated or stayed, (4) a public admission in writing of the Company's inability to pay its debts as they come due, or (5) the adoption of a plan of liquidation or dissolution by the Board of Directors of the Company.

                  (h) The term "MATERIAL ADVERSE EFFECT" shall mean, with respect to any Person, a material adverse effect on the business, properties, operations, or condition (financial or otherwise) of such Person (and its subsidiaries), taken as a whole.

                  (i) The term "PERSON" shall mean any person, individual, corporation, partnership, trust or other non-governmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

                  (j) The term "REGULATORY RELIEF DATE" shall mean the date on which the Purchaser and the Company mutually agree that the Purchaser and/or one or more of its Affiliates have obtained all necessary federal and state regulatory approvals to provide originating landline, interLATA long-distance service (and currently prohibited terminating services) in five states (including either Florida or Georgia) pursuant to the Communications Act of 1934, as amended by the Telecommunications Act of 1996.

                  (k) The term "VOTING STOCK" shall mean (1) the Common Stock and any other securities issued by the Company having the ordinary power to vote in the election of directors of the Company (other than securities having such power only upon the happening of a contingency), and (2) the common stock and any other securities issued by any successor to the Company pursuant to a merger, consolidation or reorganization having the ordinary power to vote in the election of directors of such successor company (other than securities having such power only upon the happening of a contingency).

                  (l) As used herein, any references to specified numbers (but not percentages) of Shares or of Common Stock shall be deemed to be references to such number of Shares or of Common Stock as may be adjusted in the event of any change in the capital stock of the Company by reason of stock dividends, split-ups, reverse split-ups, mergers, recapitalizations, subdivisions, conversions, exchanges of shares or the like occurring after the date of this Agreement.

                  8.2   FURTHER ASSURANCES.

                  (a) Each of the Company and the Purchaser shall use its commercially reasonable efforts to take all actions required under any law, rule or regulation to ensure that the conditions to the Closing set forth herein are satisfied on or before the Closing Date.

                  (b) In furtherance and not in limitation of the foregoing, each of the Company and the Purchaser hereby agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby and by the Other Purchase Agreement as promptly as practicable after the date hereof (but in no event later than five business days after the date hereof) or (y) if later, five business days after the receipt by the Purchaser of all information from the Company reasonably necessary for the Purchaser's preparation of such filing) and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to use commercially reasonably efforts to cause the expiration or early termination of the applicable waiting periods under the HSR Act as soon as practicable. Nothing in this Section 8.2 shall require any of the Company and its Affiliates or the Purchaser and its Affiliates to sell or otherwise dispose of, or permit the sale or other disposition of, any assets, whether as a condition to obtaining any approval from a Governmental Entity or any other Person for any other reason. In addition to any other remedies available to the Company, if the Notification and Report Form is not filed within the period specified in the first sentence of this
Section  8.2(b) for any reason
other than a delay by the Company, the Company may, within 5 business days after the date of such filing and by written notice to the Purchaser, extend the Termination Date (as defined in Section 8.10) for such number of days beyond the period specified above that the filing was delayed.

                  (c) Each of the Company and the Purchaser shall, in connection with the efforts referenced in Section 8.2(a), use commercially reasonable efforts to obtain all requisite approvals and authorizations for the sale and purchase of the Shares under the HSR Act or any other law, rule, regulation, order or decree (collectively, the "LAWS"). In furtherance and not in limitation of the foregoing, each of the Company and the Purchaser shall (1) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, (2) promptly inform the other party of any communication received by such party from, or given by such party to any Governmental Entity and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby, and (3) permit the other party to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any Governmental Entity or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the Governmental Entity or other Person, give the other party the opportunity to attend and participate in such meetings and conferences.

                  (d) In furtherance and not in limitation of the covenants of the parties contained in Sections 8.2(a), (b) and (c), if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging the purchase of the Shares contemplated by this Agreement as violative of any Law, each of the Company and the Purchaser shall cooperate in all respects with each other and use commercially reasonable efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section
8.2 shall limit a party's right to terminate this Agreement pursuant to Section 8.10, so long as such party has complied with this Section 8.2.

                  (e) If any objections are asserted with respect to the transactions contemplated hereby under any Law or if any suit is instituted by any Governmental Entity or any private party challenging the purchase of the Shares contemplated hereby as violative of any Law, each of the Company and the Purchaser shall use commercially reasonable efforts to resolve any such objections or challenge as such Governmental Entity or private party may have to such transactions under such Law so as to permit consummation of the transactions contemplated by this Agreement.

                  8.3 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

                  8.4 SURVIVAL; TERMINATION OF COVENANTS. The representations and warranties in Articles III and IV of this Agreement shall survive until 30 days following the filing by the Company with the SEC of its first annual report on Form 10-K after the date hereof, except for the representations and warranties in Sections 3.5, 3.9 and 3.11, and in Sections 4.4 through 4.11 hereof, which shall continue to survive. The covenants and agreements of the Purchaser under (a) Sections 7.1 (other than in 7.1(c)) and 7.3 hereof shall terminate on the second anniversary of the Closing Date, and (b) Section 7.2 hereof that by their terms survive the Sale Restriction Termination Date shall terminate on the fifth anniversary of the Closing Date, in each case subject to earlier termination thereof as set forth in Section 7.4. The covenants and agreements of the Company in Section 7.6 shall terminate on the earlier of the fifth anniversary of the date hereof and the date on which the Purchaser shall have Transferred all the Shares.

                  8.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign this Agreement or any of its rights or obligations hereunder to any Person without the prior written consent of the other party; provided that the Purchaser may assign its rights and obligations hereunder to any of BellSouth Corporation and its direct or indirect, wholly-owned subsidiaries.

                  8.6 AMENDMENTS; ETC. No amendment, modification, termination, or waiver of any provision of this Agreement, and no consent to any departure by a party to this Agreement from any provision of this Agreement, shall be effective unless it shall be in writing and signed and delivered by the other party to this Agreement, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

                  8.7 ENTIRE AGREEMENT. This Agreement and the Registration Rights Agreement embody the entire agreement and understanding of the parties and supersede all prior agreements or understandings with respect to the subject matter thereof.

                  8.8 NOTICES. All notices, requests and other communications to any party under this Agreement shall be in writing. Communications may be made by telecopy or similar writing. Each communication shall be given to the party at its address set forth below or at any other address as the party may specify for this purpose by notice to the other party. Each communication shall be effective (1) if given by telecopy, when the telecopy is transmitted to the proper address and the receipt of the transmission is confirmed, (2) if given by mail, 72 hours after the communication is deposited in the mails properly addressed with first class postage prepaid or (3) if given by any other means, when delivered to the proper address and a written acknowledgement of delivery is received.

                  (a)   If to the Company, to:

                        Qwest Communications International Inc.
                        700 Qwest Tower
                        555 Seventeenth Street
                        Denver, Colorado 80202
                        Facsimile Number: (303) 992-1798
                        Attention:  Chief Financial Officer
                  with a copy addressed as set forth above but to the attention of General Counsel, Facsimile Number: (303) 992-1044

                  and with an additional copy to:

                        Steven L. Grossman
                        O'Melveny & Myers LLP
                        1999 Avenue of the Stars, Suite 700
                        Los Angeles, California 90067
                        Facsimile Number: (310) 246-6779

                  (b)   If to the Purchaser, to:

                        BellSouth Enterprises, Inc.
                        1155 Peachtree Street, N.E.
                        Suite 2000
                        Atlanta, Georgia 30309-3610
                        Facsimile Number:  (404) 249-2658
                        Attention:  Keith O. Cowan

                  and with additional copies to:

                        BellSouth Corporation
                        1155 Peachtree Street, N.E.
                        Atlanta, Georgia 30309-3610
                        Facsimile Number:  (404) 249-2629
                        Attention:  E. John Whelchel

                        Fried, Frank, Harris, Shriver & Jacobson
                        One New York Plaza
                        New York, New York 10004
                        Facsimile Number:  (212) 859-4000
                        Attention:  Gail L. Weinstein

                  8.9 FEES, COSTS AND EXPENSES. All fees, costs and expenses (including attorneys' fees and expenses) incurred by either party hereto in connection with the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, shall be the sole and exclusive responsibility of such party; PROVIDED, HOWEVER, that the Purchaser shall pay the filing fee for the Notification and Report Form pursuant to the HSR Act.

                  8.10  TERMINATION.

                  (a) This Agreement may be terminated at any time prior to the Closing Date:

                        (1) by mutual written consent of the Company and the Purchaser;

                        (2) by either the Company or the Purchaser if the other materially breaches this Agreement and such breach remains uncured for 30 days after receipt by the breaching party of written notice thereof;

                        (3) by either the Company or the Purchaser if the Closing Date shall not have occurred on or before the date that is 120 days after the date of this Agreement (the "TERMINATION DATE"), unless prior to the Termination Date any party reasonably determines that it is substantially unlikely that the conditions to such party's obligations will be fulfilled by the Termination Date and delivers to the other party a notice to such effect, in which case this Agreement will terminate within ten days after receipt of such notice by the other party. The right to terminate this Agreement under this Section 8.10(a)(3) shall be not available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of any condition to be satisfied.

                  (b) In the event of termination of this Agreement by either the Company or the Purchaser as provided in this Section 8.10, this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of the Company or the Purchaser except with respect to Sections 3.11, 4.11 and 8.9 and this Section 8.10(b); PROVIDED, HOWEVER, that in the case of termination as provided in Section 8.10(a)(2), the breaching party shall not be absolved from any liability with respect to breach of this Agreement.

                  8.11 SEVERABILITY OF PROVISIONS. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of the provision in any other jurisdiction.

                  8.12 PUBLICITY. The Company and the Purchaser shall agree on the form and content of the initial public announcement which shall be made concerning this Agreement and the transactions contemplated hereby, and neither the Company nor the Purchaser shall make such public announcement without the consent of the other, except as required by law.

                  8.13 HEADINGS AND REFERENCES. Section headings in this Agreement are included for the convenience of reference only and do not constitute a part of this Agreement for any other purpose. References to parties, express beneficiaries and sections in this Agreement are references to the parties to or the express beneficiaries and sections of this Agreement, as the case may be, unless the context shall require otherwise.

                  8.14  COUNTERPARTS;   EFFECTIVENESS.  This  Agreement  may  be
signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were on the same instrument.

                  8.15 EXCLUSIVE JURISDICTION. Each party (1) agrees that any action, complaint, counterclaim, investigation, petition, suit or other proceeding, whether civil or criminal, in law or in equity, or before any arbitrator, court or Governmental Entity (each, an "ACTION"), with respect to this Agreement or any transaction contemplated by this Agreement shall be brought exclusively in the courts of the State of New York or of the United States of America for the

Southern District of New York, in each case sitting in the Borough of Manhattan, State of New York, (2) accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts and (3) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any legal action in those jurisdictions; PROVIDED, HOWEVER, that any party may assert in an Action in any other jurisdiction or venue each mandatory defense, third-party claim or similar claim that, if not so asserted in such Action, may thereafter not be asserted by such party in an original Action in the courts referred to in clause (1) above.

                  8.16 WAIVER OF JURY TRIAL. Each party waives any right to a trial by jury in any Action to enforce or defend any right under this Agreement or any amendment, instrument, document or agreement delivered, or which in the future may be delivered, in connection with this Agreement and agrees that any Action shall be tried before a court and not before a jury.

                  8.17 NON-RECOURSE. No recourse under this Agreement shall be had against any "controlling person" (within the meaning of Section 20 of the Exchange Act) of any party or the stockholders, directors, officers, employees, agents and Affiliates of such party or such controlling persons, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any Regulation, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by such controlling person, stockholder, director, officer, employee, agent or Affiliate, as such, for any obligations of such party under this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation; PROVIDED, HOWEVER, that nothing contained in this
Section 8.17 shall be deemed to be a waiver by the Company or any such controlling person, stockholder, director, officer, employee, agent or Affiliate of the Company of their respective liabilities under applicable federal or state securities laws, rules or regulations.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                         BELLSOUTH ENTERPRISES, INC.



                                         By: /s/ Keith O. Cowan
                                             --------------------------------
                                         Name:   Keith O. Cowan
                                         Title:  Authorized Signatory




                                         QWEST COMMUNICATIONS INTERNATIONAL INC.



                                         By: /s/ Drake S. Tempest
                                             --------------------------------
                                                 Drake S. Tempest
                                                 Executive Vice President and
                                                 General Counsel

                                    EXHIBIT A


                    Form of Opinion of Counsel to the Company




April ___, 1999


[VOLCANO]
Attention:

Ladies and Gentlemen:

         We have acted as counsel to Qwest Communications International Inc., a Delaware corporation (the "Company"), in connection with the Common Stock Purchase Agreement dated as of April ___, 1999, by and between [Volcano], a __________ corporation ("[Volcano]") and the Company (the "Purchase Agreement"). We are providing this opinion to you at the request of the Company pursuant to
Section 5.9 of the Purchase Agreement.

         In our capacity as such counsel, we have examined originals or copies of those corporate and other records and documents we considered appropriate.

         As to relevant factual matters, we have relied upon, among other things, the Company's factual representations in an Officer's Certificate dated April ___, 1999, a copy of which has been delivered to you. In addition, we have obtained and relied upon those certificates of public officials we considered appropriate.

         We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies.

         On the basis of such examination, our reliance upon the assumptions in this opinion and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that the Shares have been duly authorized by all necessary corporate action on the part of the Company and, upon payment for and delivery of the Shares in accordance with the Purchase Agreement and the countersigning of the certificate or certificates representing the Shares by a duly authorized signatory of the registrar for the Common Stock, the Shares will be validly issued, fully paid and non-assessable.

         The law covered by this opinion is limited to the present Delaware General Corporation Law. We express no opinion as to the laws of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction.

         This opinion is furnished by us as counsel for the Company and may be relied upon by you only in connection with the consummation of the transactions contemplated by the Purchase Agreement. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person, without in each instance our prior written consent. This opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention, or any changes in laws which may hereafter occur.



                                                     Respectfully submitted,